UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 30, 2006

SL GREEN REALTY CORP.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND
(STATE OF INCORPORATION)

1-13199	13-3956775
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

420 Lexington Avenue	10170
New York, New York	(ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 594-2700
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated June 30, 2006 (filed with the Securities and Exchange Commission on July 7, 2006), as set forth in the pages attached hereto.

Item 9.01.               Financial Statements And Exhibits

(a) and (b) Financial Statements Of Property Acquired And Pro Forma Financial Information

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(c)           EXHIBITS

99.1. Consent of Berdon LLP

2

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SL GREEN REALTY CORP.

	By:	/s/ Gregory F. Hughes
Gregory F. Hughes
Chief Financial Officer
Date: September 14, 2006

3

SL GREEN REALTY CORP.

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

In March 2006, we entered into a long term operating net leasehold interest in 521 Fifth Avenue — a 40-story, 460,000-square-foot office building — with an ownership group led by RFR Holding LLC, which retained fee ownership of the property.  We also purchased an option to acquire fee ownership of the property in five years for $15.0 million.  Assuming we exercise our option, the total cost would be $225.0 million. The acquisition was financed with a $140.0 million loan and proceeds drawn under our revolving credit facility.  The loan, which was for two years and bore interest at the London Interbank Offered Rate, or LIBOR, plus 162.5 basis points, was replaced in April with a five-year loan that bears interest at LIBOR plus 100 basis points.

On June 30, 2006, we completed the investment in the previously announced transaction involving 609 Fifth Avenue — a mixed-use property that includes New York City’s American Girl Store and approximately 100,000 square feet of Class A office space — in a transaction that valued the property at approximately $182.0 million. We issued approximately 64 million preferred units in SL Green Operating Partnership, L.P., valued at $1.00 per unit, to subsidiaries of 609 Partners, LLC, the partnership that indirectly holds the property, and acquired all of its common partnership interests. The property remains subject to a $102.0 million mortgage loan held by Morgan Stanley Mortgage Capital, Inc. The mortgage has a fixed annual interest rate of 5.85% and will mature in October 2013.

The unaudited pro forma condensed consolidated balance sheet of SL Green Realty Corp. (the “Company”) as of June 30, 2006 has not been included in these financial statements as both 609 Fifth Avenue and 521 Fifth Avenue are included in the balance sheet of the Company at June 30, 2006.  The unaudited pro forma condensed consolidated income statements for the year ended December 31, 2005 and the six months ended June 30, 2006 are presented as if the Company’s acquisition of interests in the properties located at 609 Fifth Avenue and 521 Fifth Avenue occurred on January 1, 2005 and the effect was carried forward through the year and the six month period.

The pro forma condensed consolidated financial statements do not purport to represent what our financial position or results of operations would have been assuming the completion of these acquisitions had occurred on January 1, 2005 and for the period indicated, nor do they purport to project our financial position or results of operations at any future date or for any future period. These pro forma condensed consolidated financial statements should be read in conjunction with our 2005 Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2006.

SL GREEN REALTY CORP.

PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2006
(UNAUDITED)
(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	SL GREEN REALTY CORP.	521 AND 609 FIFTH AVENUE	SL GREEN PRO FORMA		SL GREEN REALTY CORP.
	HISTORICAL	ACQUISITION	ADJUSTMENTS		PRO FORMA
	(A)	(B)
REVENUES:
Rental revenue, net	$170,671	$10,451	$577	(C)	$181,699
Escalation and reimbursement revenues	31,281	1,322	—		32,603
Preferred equity and investment income	30,784	—	—		30,784
Other income	21,375	—	—		21,375

Total revenues	254,111	11,773	577		266,461

EXPENSES:
Operating expenses including $6,131 paid to affiliates	58,738	2,183	(180	)(D)	60,741
Real estate taxes	37,513	1,852	—		39,365
Ground rent	9,842	—	—		9,842
Interest	41,751	3,744	3,866	(E)	49,361
Amortization of deferred financing costs	1,956	—	—	(F)	1,956
Depreciation and amortization	34,204	—	3,133	(D)	37,337
Marketing, general and administrative	26,243	163	(163	)(D)	26,243

Total expenses	210,247	7,942	6,655		224,844

Income (loss) from continuing operations before equity in net income of unconsolidated joint ventures, minority interest and discontinued operations	43,864	3,831	(6,078)		41,617
Equity in net income of unconsolidated joint ventures	20,564	—	—		20,564
Income (loss) from continuing operations before minority interest and discontinued operations	64,428	3,831	(6,078)		62,181
Equity in net gain on sale of interest in unconsolidated joint venture	—	—	—		—
Minority interest in other partnerships	(1,966)	—	—		(1,966)
Minority interest in operating partnership	(2,633)	(192)	305	(G)	(2,520)
Income (loss) from continuing operations	59,829	3,639	(5,773)		57,695
Income from discontinued operations, net of minority interest	2,901	—	—		2,901
Net income (loss)	62,730	3,639	(5,773)		60,596
Preferred stock dividends	(9,938)	—	—		(9,938)
Net income (loss) available to common shareholders	$52,792	$3,639	$(5,773)		$50,658

BASIC EARNINGS PER SHARE:(H)
Net income from continuing operations	$1.16				$1.11
Income from discontinued operations	0.07				0.07
Net income	$1.23				$1.18

DILUTED EARNINGS PER SHARE:(H)
Net income from continuing operations	$1.12				$1.07
Income from discontinued operations	0.07				0.07
Net income	$1.19				$1.14
Dividends per common share	$1.20				$1.20

Basic weighted average common shares outstanding	43,026				43,026

Diluted weighted average common shares and common share equivalents outstanding	46,775				46,775

The accompanying notes are an integral part of these pro forma financial statements.

SL GREEN REALTY CORP.
PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 2005
(UNAUDITED)
(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	SL GREEN REALTY CORP.	521 AND 609 FIFTH AVENUE	SL GREEN PRO FORMA		SL GREEN REALTY CORP.
	HISTORICAL	ACQUISITIONS	ADJUSTMENTS		PRO FORMA
	(A)	(B)
REVENUES:
Rental revenue	$285,317	$30,514	$2,033	(C)	$317,864
Escalation and reimbursement revenues	55,740	4,562	—		60,302
Preferred equity and investment income	44,989	—	—		44,989
Other income	38,143	2	—		38,145
Total revenues	424,189	35,078	2,033		461,300

EXPENSES:
Operating expenses including $10,119 paid to affiliates	99,465	7,557	(694	)(D)	106,328
Real estate taxes	58,036	5,966	—		64,002
Ground rent	19,250	—	—		19,250
Interest	77,353	7,595	11,564	(E)	96,512
Amortization of deferred financing costs	4,461	—	—		4,461
Depreciation and amortization	58,649	388	8,890	(F)	67,927
Marketing, general and administrative	44,215	505	(505	)(D)	44,215
Total expenses	361,429	22,011	19,255		402,695

Income (loss) from continuing operations before equity in net income from unconsolidated joint ventures, gain on sale, minority interest and discontinued operations	62,760	13,067	(17,222)		58,605
Equity in net income of unconsolidated joint ventures	49,349	—	—		49,349
Equity in net gain on sale of interest in unconsolidated joint venture	11,550	—	—		11,550
Income (loss) from continuing operations before minority interest and discontinued operations	123,659	13,067	(17,222)		119,504
Minority interest in other partnerships	(809)	—	—		(809)
Minority interest in operating partnership	(5,811)	(737)	973	(G)	(5,575)
Income (loss) from continuing operations	117,039	12,330	(16,249)		113,120
Income from discontinued operations, net of minority interest	6,505	—	—		6,505
Gain on sale of discontinued operations, net of minority interest	33,875	—	—		33,875
Net (loss) income	157,419	12,330	(16,249)		153,500
Preferred stock dividends	(19,875)	—	—		(19,875)
Net income (loss) available to common shareholders	$137,544	$12,330	$(16,249)		$133,625

BASIC EARNINGS PER SHARE:(H)
Net income from continuing operations	$2.04				$1.95
Income from discontinued operations	0.16				0.16
Gain on sale of discontinued operations	0.81				0.81
Gain on sale of joint venture property	0.28				0.28
Net income	3.29				$3.20

DILUTED EARNINGS PER SHARE (H)
Net income from continuing operations	2.01				$1.92
Income from discontinued operations	0.15				0.15
Gain on sale of discontinued operations	0.79				0.79
Gain on sale of joint venture property	0.25				0.25
Net income	3.20				$3.11

Dividends per common share	2.22				$2.22
Basic weighted average common shares outstanding	41,793				41,793

Diluted weighted average common shares and common share equivalents outstanding	45,504				45,504

The accompanying notes are an integral part of these pro forma financial statements.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
SIX MONTHS ENDED JUNE 30, 2006
(UNAUDITED AND IN THOUSANDS)

(A)                              To reflect the consolidated statement of income of SL Green Realty Corp. for the six month period ended June 30, 2006 as reported on the Company’s Quarterly Report on Form 10-Q.

(B)                                To reflect the historical operations of 521 Fifth Avenue for the three month period ended March 31, 2006 and 609 Fifth Avenue for the six month period ended June 30, 2006.

(C)                                Rental income for 521 Fifth Avenue and 609 Fifth Avenue adjusted to reflect straight-line adjustments as of January 1, 2005.

(D)                               To eliminate revenues and expenses not being assumed.

(E)                                 To record interest expense for borrowings under the unsecured revolving credit facility ($60,000 at the weighted average interest rate of 6.30%) and mortgage financing ($140,000 at the weighted average interest rate of 5.92%) in connection with 521 Fifth Avenue and the assumed first mortgage ($102,000 at the fixed rate of 5.85%) in connection with 609 Fifth Avenue.

(F)                                 To reflect straight-line depreciation for 521 Fifth Avenue and 609 Fifth Avenue based on an estimated useful life of 40 years.

(G)                                To reflect the minority shareholders interest of 5.01% in the operating partnership.

(H)                               Basic income per common share is calculated based on 43,026 weighted average common shares outstanding and diluted income per common share is calculated based on 46,775 weighted average common shares and common share equivalents outstanding.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
YEAR ENDED DECEMBER 31, 2005
(UNAUDITED AND IN THOUSANDS)

(A)                              To reflect the consolidated statement of income of SL Green Realty Corp. for the year ended December 31, 2005 as reported on the Company’s Annual Report on Form 10-K, as amended under for 8-k dated September ___, 2006 to adjust for assets held for sale.

(B)                                To reflect the historical operations of 521 Fifth Avenue and 609 Fifth Avenue for the year ended December 31, 2005.

(C)                                Rental income for 521 Fifth Avenue and 609 Fifth Avenue adjusted to reflect straight-line adjustments as of January 1, 2005.

(D)                               To eliminate revenues and expenses not being assumed.

(E)                                 To record interest expense for borrowings under the unsecured revolving credit facility ($60,000 at the weighted average interest rate of 6.30%) and mortgage financing ($140,000 at the weighted average interest rate of 4.46%) in connection with 521 Fifth Avenue and the assumed first mortgage ($102,000 at the fixed rate of 5.85%) in connection with 609 Fifth Avenue.

(F)                                 To reflect straight-line depreciation for 521 Fifth Avenue and 609 Fifth Avenue based on an estimated useful life of 40 years.

(G)                                To reflect the minority shareholders interest of 5.64% in the operating partnership.

(H)                               Basic income per common share is calculated based on 41,793 weighted average common shares outstanding and diluted income per common share is calculated based on 45,504 weighted average common shares and common share equivalents outstanding.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of SL Green Realty Corp.

We have audited the accompanying statement of revenues and certain expenses of 521 Fifth Avenue (the “Property”) for the year ended December 31, 2005. The financial statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K of SL Green Realty Corp. and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property as described in Note 1, for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ Berdon LLP
Certified Public Accountants

New York, New York
August 8, 2006

521 FIFTH AVENUE

STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2005

	Three Months Ended March 31, 2006	Year Ended December 31, 2005
	(Unaudited)

REVENUES:

Base rents	$4,467,387	$16,701,119
Tenant reimbursements	715,789	3,167,578
TOTAL REVENUES	5,183,176	19,868,697

CERTAIN EXPENSES:

Operating expenses	1,202,626	4,518,629
Real estate taxes	1,071,820	4,024,139
General and administrative	53,732	259,367
Management fees	124,359	596,082
TOTAL CERTAIN EXPENSES	2,452,537	9,398,217

REVENUES IN EXCESS OF CERTAIN EXPENSES	$2,730,639	$10,470,480

See notes to statements of revenues and certain expenses.

NOTE 1 -                SUMMARY OF ACCOUNTING POLICIES

(a)    Basis of Presentation

Presented herein is the statement of revenues and certain expenses related to the operation of an office building located at 521 Fifth Avenue (the “Property”) in Manhattan, New York.  In March 2006, SL Green Realty Corp. (the “Company”) entered into a long-term operating net leasehold interest in the Property.

The accompanying financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties.  Accordingly, the financial statement excludes interest income and certain expenses that may not be comparable to those expected to be incurred by the Company in the proposed future operations of the aforementioned property. Items excluded consist of interest, depreciation and amortization, and general and administrative expenses not directly related to the future operations.

(b)    Use of Estimates

The preparation of the statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statement of revenues and certain expenses.  Actual results could differ from those estimates.

(c)    Revenue Recognition

The Property is being leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the term of the lease. The excess of amounts so recognized over amounts due pursuant to the underlying leases amounted to $59,472 (unaudited) for the three months ended March 31, 2006 and $512,054 for the year ended December 31, 2005.

NOTE 2 -      FUTURE MINIMUM RENTS SCHEDULE

Future minimum lease payments to be received by as of December 31, 2005 under noncancelable operating leases are approximately as follows:

2006	$13,983,000
2007	12,954,000
2008	13,036,000
2009	12,460,000
2010	9,751,000
Thereafter	26,062,000
$88,246,000

The lease agreements generally contain provisions for reimbursement of real estate taxes and operating expenses over base year amounts, as well as fixed increases in rent.

NOTE 4 -      MANAGEMENT FEE

The Property was managed pursuant to a management agreement, which provided for fees based primarily upon gross receipts, as defined.

NOTE 5 -      SIGNIFICANT TENANTS

One tenant, an operator of public schools, occupied approximately 14% of the building’s square footage and accounted for approximately 18% of the rental revenue.

NOTE 6 -      INTERIM UNAUDITED FINANCIAL INFORMATION

The statement of revenues and certain expenses for the three months ended March 31, 2006 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the statement of revenues and certain expenses for the interim period has been included.  The results of interim periods are not necessarily indicative of the results to be obtained for a full fiscal year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of SL Green Realty Corp.

We have audited the accompanying statement of revenues and certain expenses of 609 Fifth Avenue (the “Property”) for the year ended December 31, 2005.  The financial statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K of SL Green Realty Corp. and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property as described in Note 1, for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ Berdon LLP
Certified Public Accountants

New York, New York
August 11, 2006

609 FIFTH AVENUE

STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2005

	Six Months Ended June 30, 2006	Year Ended December 31, 2005
	(Unaudited)
REVENUES:

Base rents	$5,983,459	$11,920,054
Tenant reimbursements	605,785	1,093,453

TOTAL REVENUES	6,589,244	13,013,507

CERTAIN EXPENSES:
Operating expenses	800,425	1,660,621
Real estate taxes	779,551	1,535,508
General and administrative	108,822	245,964
Management fees	55,708	98,184
Interest expense	3,743,531	7,595,271

TOTAL CERTAIN EXPENSES	5,488,037	11,135,548

REVENUES IN EXCESS OF CERTAIN EXPENSES	$1,101,207	$1,877,959

See notes to statements of revenues and certain expenses.

NOTE 1 -      SUMMARY OF ACCOUNTING POLICIES

(a)    Basis of Presentation

Presented herein is the statement of revenues and certain expenses related to the operation of an office building located at 609 Fifth Avenue (the “Property”) in Manhattan, New York.  In June 2006, SL Green Realty Corp. (the “Company”) purchased a controlling interest in the entity, which owns the Property (the “LLC”).

The accompanying financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statement excludes interest income and certain expenses that may not be comparable to those expected to be incurred by the Company in the proposed future operations of the aforementioned property. Items excluded consist of depreciation and amortization, and general and administrative expenses not directly related to the future operations.

(b)    Use of Estimates

The preparation of the statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statement of revenues and certain expenses and accompanying notes.  Actual results could differ from those estimates.

(c)    Revenue Recognition

The Property is being leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the term of the lease. The excess of amounts so recognized over amounts due pursuant to the underlying leases amounted to $312,615 (unaudited) for the six months ended June 30, 2006 and $940,674 for the year ended December 31, 2005.

NOTE 2 -      FUTURE MINIMUM RENTS SCHEDULE

Future minimum lease payments to be received by as of December 31, 2005 under noncancelable operating leases are approximately as follows:

2006	$11,615,000
2007	11,905,000
2008	12,063,000
2009	12,061,000
2010	11,484,000
Thereafter	76,676,000

$135,804,000

The lease agreements generally contain provisions for reimbursement of real estate taxes and operating expenses over base year amounts, as well as fixed increases in rent.

NOTE 3 -      LONG-TERM DEBT

Senior mortgage payable, due Morgan Stanley Capital Inc., consists of three promissory notes totaling $102 million.  Terms of the mortgage provide for monthly interest-only payments at 5.85% per annum through October 2006, and thereafter monthly principal and interest payments of $601,740 until maturity on October 7, 2013, when the final payment of principal become due.  The Notes are secured by the real property, building, structures, fixtures, additions and improvements, equipment, rights and title to condominium units, all current and future leases, and is further personally guaranteed by the members of the LLC.

(b)          Promissory note payable, due SL Green Realty Corp. is a 10-year, 10.75% per annum fixed rate note, and is subordinated in all terms to the senior financing from Morgan Stanley Capital Inc., and matures on October 7, 2013.

Interest expense incurred on the mortgage and promissory note for the year ended December 31, 2005 amounted to $7,595,271.

Annual principal payments on the mortgage and note are due as follows:

Year Ending December 31,	Amount
2006	$814,413
2007	1,974,889
2008	2,126,261
2009	2,298,843
2010	2,482,627
Thereafter	106,230,286
$115,927,319

NOTE 4 -      MANAGEMENT FEE

The Property was managed pursuant to a management agreement, which provided for fees based primarily upon gross receipts, as defined.

NOTE 5 -      SIGNIFICANT TENANTS

One tenant, a retail store, occupied approximately 31% of the building’s square footage and accounted for approximately 54% of the rental revenue.

NOTE 6 -      INTERIM UNAUDITED FINANCIAL INFORMATION

The statement of revenues and certain expenses for the six months ended June 30, 2006 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the statement of revenues and certain expenses for the interim period has been included.  The results of interim periods are not necessarily indicative of the results to be obtained for a full fiscal year.